EXHIBIT 23.1









                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our report dated June 10, 1998, included in this Form 11-K for the year ended December 31, 1997, into Snyder Oil Corporation's previously filed Registration Statement No. 33-48213.






                                                ARTHUR ANDERSEN LLP




Fort Worth, Texas
    June 10, 1998